Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,118.51
Total Fee Amount	1,118.51
Total Transaction Valuation	7,305,720.31
Total Offset Amount	0.00
Net Fee	$ 0.00